Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
FIRST QUARTER 2023 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, May 2, 2023 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended March 31, 2023.
Highlights of 2023's First Quarter
•Generated operating cash flow of $255 million or $0.92 per diluted share.
•Adjusted net income to common stockholders for the quarter was $92 million or $0.33 per diluted share.
•Adjusted EBITDAX was $293 million.
•Oil and gas sales, including realized hedging gains, were $390 million.
•Solid results from Haynesville shale drilling program with 15 (9.8 net) operated wells turned to sales since our last update with an average initial production of 23 MMcf per day.
Financial Results for the Three Months Ended March 31, 2023
Comstock's revenues in the first quarter of 2023 totaled $390.4 million (including realized hedging gains of $10.4 million). Net cash provided by operating activities (excluding changes in working capital) generated in the first quarter of 2023 was $254.9 million, and net income available to common stockholders for the first quarter was $134.5 million or $0.49 per share. Reported net income in the quarter included a pre-tax $56.0 million unrealized gain on hedging contracts held for risk management. Excluding this item and certain other items, adjusted net income available to common stockholders for the first quarter of 2023 was $92.0 million, or $0.33 per diluted share.
Comstock's production cost per Mcfe in the first quarter averaged $0.83 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.27 for lease operating costs, $0.12 for production and other taxes and $0.08 for cash general and administrative expenses. Comstock's unhedged operating margin was 72% in the first quarter of 2023 and 73% after hedging.

Drilling Results
Comstock drilled 18 (13.7 net) operated horizontal Haynesville/Bossier shale wells in the first quarter of 2023 which had an average lateral length of 12,075 feet. The Company also participated in an additional 26 (2.6 net) non-operated Haynesville shale wells in the first quarter of 2023. Comstock turned 19 (11.6 net) operated wells and ten (1.2 net) non-operated wells to sales in the first quarter of 2023 and currently expects to turn an additional 17 (13.0 net) operated wells to sales in the second quarter of 2023.
Since its last operational update in February, Comstock has turned 15 (9.8 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 23 MMcf per day. The completed lateral length of these wells averaged 11,042 feet.
Included in the wells turned to sales was the Campbell #2H, Comstock's third successful Western Haynesville well. This well was drilled to a total vertical depth of 15,700 feet and has a 12,763 foot completed lateral. The well's initial production rate was 36 MMcf per day.
Declaration of Quarterly Dividend
On May 1, 2023, Comstock's Board of Directors declared a quarterly dividend of $0.125 per common share. The dividend will be payable on June 15, 2023 to stockholders of record at the close of business on June 1, 2023.
Earnings Call Information
Comstock has planned a conference call for 10:00 a.m. Central Time on May 3, 2023, to discuss the first quarter 2023 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BI7639b1d21a9745e8b2011583a0365914. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/fobwbsen.
If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on May 3, 2023. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/fobwbsen.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022

Revenues:
Natural gas sales	$378,032	$522,957
Oil sales	1,942	1,884
Total natural gas and oil sales	379,974	524,841
Gas services	109,604	—
Total revenues	489,578	524,841
Operating expenses:
Production and ad valorem taxes	14,906	13,820
Gathering and transportation	45,574	32,093
Lease operating	34,830	26,186
Exploration	1,775	1,021
Depreciation, depletion and amortization	133,983	106,728
Gas services	101,295	—
General and administrative	12,368	8,223
Gain on sale of assets	(773)	(2)
Total operating expenses	343,958	188,069
Operating income	145,620	336,772
Other income (expenses):
Gain (loss) from derivative financial instruments	66,409	(437,493)
Other income	460	4,166
Interest expense	(38,270)	(46,491)
Total other income (expenses)	28,599	(479,818)
Income (loss) before income taxes	174,219	(143,046)
(Provision for) benefit from income taxes	(39,716)	31,622
Net income (loss)	134,503	(111,424)
Preferred stock dividends	—	(4,315)
Net income (loss) available to common stockholders	$134,503	$(115,739)

Net income (loss) per share:
Basic	$0.49	$(0.50)
Diluted	$0.49	$(0.50)
Weighted average shares outstanding:
Basic	276,551	231,976
Diluted	276,551	231,976
Dividends per share	$0.125	$—

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended March 31,
	2023	2022
Gas production (MMcf)	127,067	114,906
Oil production (Mbbls)	27	21
Total production (MMcfe)	127,226	115,035

Natural gas sales	$378,032	$522,957
Natural gas hedging settlements (1)	10,383	(117,186)
Total natural gas including hedging	388,415	405,771
Oil sales	1,942	1,884
Total natural gas and oil sales including hedging	$390,357	$407,655

Average gas price (per Mcf)	$2.98	$4.55
Average gas price including hedging (per Mcf)	$3.06	$3.53
Average oil price (per barrel)	$71.93	$89.71
Average price (per Mcfe)	$2.99	$4.56
Average price including hedging (per Mcfe)	$3.07	$3.54

Production and ad valorem taxes	$14,906	$13,820
Gathering and transportation	45,574	32,093
Lease operating	34,830	26,186
Cash general and administrative (2)	10,321	6,728
Total production costs	$105,631	$78,827

Production and ad valorem taxes (per Mcfe)	$0.12	$0.12
Gathering and transportation (per Mcfe)	0.36	0.28
Lease operating (per Mcfe)	0.27	0.23
Cash general and administrative (per Mcfe)	0.08	0.06
Total production costs (per Mcfe)	$0.83	$0.69

Unhedged operating margin	72%	85%
Hedged operating margin	73%	81%

Gas services revenue	$109,604	$—
Gas services expenses	101,295	—
Gas services margin	8,309	—

Oil and Gas Capital Expenditures:
Proved property acquisitions	$—	$274
Unproved property acquisitions	40,695	3,631
Total oil and gas properties acquisitions	$40,695	$3,905
Exploration and Development:
Development leasehold	$8,743	$4,632
Exploratory drilling and completion	29,690	11,557
Development drilling and completion	280,176	189,048
Other development costs	6,097	18,612
Total exploration and development capital expenditures	$324,706	$223,849

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income (loss) available to common stockholders	$134,503	$(115,739)
Unrealized (gain) loss from derivative financial instruments	(56,026)	320,307
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	—	2,760
Exploration expense	1,775	1,021
Gain on sale of assets	(773)	(2)
Adjustment to (provision for) benefit from income taxes	12,528	(72,589)
Adjusted net income available to common stockholders (1)	$92,007	$135,758

Adjusted net income available to common stockholders per share (2)	$0.33	$0.51

Diluted shares outstanding	276,551	277,058

ADJUSTED EBITDAX:
Net income (loss)	$134,503	$(111,424)
Interest expense	38,270	46,491
Income taxes	39,716	(31,622)
Depreciation, depletion, and amortization	133,983	106,728
Exploration	1,775	1,021
Unrealized (gain) loss from derivative financial instruments	(56,026)	320,307
Stock-based compensation	2,046	1,495
Gain on sale of assets	(773)	(2)
Total Adjusted EBITDAX (3)	$293,494	$332,994

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended March 31,
	2023	2022
OPERATING CASH FLOW(1):
Net income (loss)	$134,503	$(111,424)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(56,026)	320,307
Deferred income taxes (benefit)	39,180	(24,788)
Depreciation, depletion and amortization	133,983	106,728
Amortization of debt discount and issuance costs	1,997	4,225
Stock-based compensation	2,046	1,495
Gain on sale of assets	(773)	(2)
Operating cash flow	$254,910	$296,541
Decrease in accounts receivable	255,992	28,125
(Increase) decrease in other current assets	(1,514)	2,985
Decrease in accounts payable and accrued expenses	(123,024)	(42,033)
Net cash provided by operating activities	$386,364	$285,618

	Three Months Ended March 31,
	2023	2022
FREE CASH FLOW(2):
Operating cash flow	$254,910	$296,541
Less:
Exploration and development capital expenditures	(324,706)	(223,849)
Other capital expenditures	(4,543)	(22)
Preferred stock dividends	—	(4,315)
Free cash flow from operations	$(74,339)	$68,355
Acquisitions of oil and gas properties	(40,695)	(3,905)
Proceeds from divestitures	130	45
Free cash flow (deficit) after acquisition and divestiture activity	$(114,904)	$64,495

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions, and proceeds from divestiture of oil and gas properties.

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$33,677	$54,652
Accounts receivable	254,135	510,127
Derivative financial instruments	75,490	23,884
Other current assets	59,522	56,324
Total current assets	422,824	644,987
Property and equipment, net	4,859,699	4,622,655
Goodwill	335,897	335,897
Operating lease right-of-use assets	82,461	90,716
	$5,700,881	$5,694,255

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$443,501	$530,195
Accrued costs	145,779	183,111
Operating leases	39,031	38,411
Derivative financial instruments	—	4,420
Total current liabilities	628,311	756,137
Long-term debt	2,154,424	2,152,571
Deferred income taxes	464,914	425,734
Long-term operating leases	43,504	52,385
Asset retirement obligation	29,553	29,114
Total liabilities	3,320,706	3,415,941
Stockholders' Equity:
Common stock	138,755	138,759
Additional paid-in capital	1,255,467	1,253,417
Accumulated earnings	985,953	886,138
Total stockholders' equity	2,380,175	2,278,314
	$5,700,881	$5,694,255